Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The Neptune Society, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew Hoogendoorn, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material aspects, the financial condition and results of operations of all the Company.




                                                  /s/ Matthew Hoogendoorn
                                                  ------------------------------
                                                  Matthew Hoogendoorn
                                                  Acting Chief Financial Officer
                                                  April 30, 2003